Investor Presentation September 12, 2016

NASDAQ:CEMI
Rapid Tests for Earlier Treatment™™

Slide 2

Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.
Slide 3
Investment Highlights

▪	A global leader in point-of-care (POC) infectious disease
–	Sales in 40+ countries, including United States
–	Core business in POC HIV testing; 8% revenue growth (2010-2015)
▪	Groundbreaking patented DPP® technology platform
–	Superior sensitivity and specificity vs lateral flow technology
–	Multiple tests from a tiny (10uL) drop of blood from the fingertip (multiplexing)
▪	Robust pipeline of new DPP® POC assays in development
–	DPP® HIV-Syphilis Combination Assay (U.S. version)
–	DPP® Fever Assays (Malaria, Dengue, Zika, Chikungunya, Ebola, Lassa, Marburg)
–	DPP® Technology Collaborations (Traumatic Brain Injury, Cancer, Micro Reader)

▪	Multiple high-value collaborations
–	U.S. Government, HHS/ASPR/BARDA: Zika, Dengue, Chikungunya
–	Paul G. Allen Ebola Program: Fever Panel, Zika
–	Bill & Melinda Gates Foundation: Malaria Oral Fluid/Saliva
–	Centers for Disease Control & Prevention (CDC): Malaria, Ebola, Flu Immunostatus
▪	Experienced leadership team

Slide 4

Chembio's Dual Path Platform (DPP®) Technology
 Next-Generation Point-of-Care Technology Platform

▪	Patented POC technology platform
▪	Improved sensitivity vs. lateral flow technology
▪	Multiple test results from a single patient sample
▪	Adapts to multiple sample types (blood, oral fluid)
▪	Application across a range of diseases and markets
▪	Unique sample collection device: Sampletainer®

See graphics

Slide 5

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 6

HIV Continues to be a Global Health Crisis Syphilis
HIV-Syphilis Co-Infection are Increasing

United States (HIV)
•	~ 1.2 million living with HIV/AIDS
•	~ 50,000 new HIV infections/year
•	1 in 8 unaware of HIV infection

United States (SYP)
•	~63,000 new infections (2014)

Global (HIV)
•	36.7 million living with HIV/AIDS (2015)
•	1.1 million died of AIDS-related illnesses (2015)

Global (SYP)
•	12 million new infections/year

"Over the past decade, the number of people living with HIV has increased, while the annual number of new HIV infections has remained relatively stable."  -CDC
"An estimated two million pregnancies are affected annually; approximately 25% of these pregnancies end in stillbirth or spontaneous abortion, and in a further 25% the newborn has a low birth rate or serious infection, both of which are associated with an increased risk of perinatal death"  -WHO

Source: Centers for Disease Control & Prevention (CDC) website; World Health Organization (WHO) website

Slide 7

Chembio Lateral Flow HIV Tests
Foundational HIV Product Suite

Product Features & Benefits
•	FDA (PMA) approved, CLIA-waived
•	CE marked, WHO pre-qualified
•	2.5 - 5.0 μL blood sample
•	15 - 20 minute test time
•	Specificity: 99.9%, Sensitivity: 99.7%

Commercialization
•	High quality brands, marketed globally since 2007
•	Sold to Public Health Clinics, POLs, Hospitals, self test (EU)
•	Distribution Partners (US): Fisher, McKesson/PSS, H. Schein, Medline

See graphics

Slide 8

Chembio DPP® HIV and DPP® HIV-SYP Combo Tests
 Strengthening our HIV/STD Portfolio

▪	DPP® HIV-Syphilis Combo Assay
–	Chembio has a history of leadership
–	First to receive USAID, ANVISA, Cofepris approval
–	First to market/sell in Latin America
–	Global screening opportunity:
–	Pregnant women
–	MSM (up to 70% HIV-Syphilis co-infection)
–	Initiated US clinical trials for FDA approval and CLIA Waiver (Q1, 2016)
•	DPP® HIV 1/2 Assay
–	FDA-approved (2013), CLIA-waived (2014) (blood and oral fluid)
–	Superior performance vs. competitors (sensitivity)
–	Patented SampleTainer® Sample Collection System

See graphics

Slide 9

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 10

Fever Disease – Product Development
Chembio is Collaborating with World Leading Organizations

–	Bill & Melinda Gates foundation
–	CDC - Center for Disease Control
–	BARDA
–	Fiocruz
–	The Paul G. Allen Family Foundation

See graphics

Slide 11

DPP® Fever Disease- Product Development
 Fever Panel, Ebola, Malaria, Malaria-Ebola

DPP® Fever Panel
Collaborator: The Paul G. Allen Foundation
DPP® Zika Assay
Collaborators: HHS/BARDA & The Paul G. Allen Foundation

DPP® Malaria OF/Saliva Assay
Collaborator: Bill & Melinda Gates Foundation

DPP® Zika/Dengue/Chik Assay
Collaborator: HHS/BARDA

DPP® Malaria-Ebola Assay
Collaborator: CDC

DPP® Dengue Assay
Collaborator: Undisclosed

DPP® Ebola Assay
Collaborator: CDC

DPP® Chikungunya Assay
Chembio Internal Development

Slide 12

Fever Diseases - A Growing Global Concern
Malaria, Dengue, Zika, Chikungunya, Ebola, Lassa, Marburg

▪	Mosquito-Borne Illnesses
–	Mosquito à world's deadliest animal
–	Responsible for 725,000 deaths
–	Global geographic coverage

▪	Established Fever Markets:
–	Malaria: 214 million infections
–	Dengue: 300 million infections
▪	Emerging Fever Markets:
–	Zika
–	Chikungunya
–	Ebola
–	Lassa
–	Marburg
▪	What Crisis Will We Face Next?

See graphics

Slide 13
Zika Virus
Why is Zika a Concern and Why is Chembio Well-Positioned?

▪	Local Zika Transmission
–	2015 (Brazil) à 2016 (50+ countries)
▪	Who Needs to Be Tested
–	Pregnant Women
–	Travelers to/from Endemic Areas
–	Others?
▪	Molecular Tests Limitations
–	Convenience: Lab Test, Venous Sample
–	Cost
–	Time to Result
–	Detects Acute Infections
▪	Chembio Zika Test Advantage
–	Convenience: POC Test; Fingerstick Sample
–	Cost
–	Time to Result: 20 minutes
–	Detects Antibodies (lgM/lgG)

Source: Centers for Disease Control & Prevention (CDC) website

See graphics

Slide 14

DPP® Zika/Dengue/Chikungunya - Development
 Zika Virus represents the latest global health crisis

▪	Accelerated DPP® Zika Assay Development
–	Received grant from Paul G. Allen Foundation and initiated project – 2/16
–	Announced Zika collaboration with Bio-Manguinhos/Fiocruz (Brazil) – 3/16
–	Completed testing of >1,000 samples (including 600 pregnant women) – 4/16
–	Announced regulatory filings with FDA-EUA (US, PR), ANVISA (Brazil) – 5/16
–	Announced regulatory filings with WHO-EUA, Cofepris (Mexico), CE mark – 7/16
–	Announced U.S. Government (HHS/BARDA) funding of up to $13.2 million – 8/16

▪	Development of Zika-related DPP® Assays
–	Continued development of DPP® Dengue IgM/IgG Assay
–	Initiated development of DPP® Chikungunya IgM/IgG Assay
–	Initiated development of DPP® Zika/Chikungunya/Dengue IgM/IgG Combo Assay

See graphics

Slide 15

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
▪	STD Business
▪	Fever Portfolio
▪	Technology Collaborations

DPP® Technology Platform

Slide 16

Technology Collaborations:
Bio-Rad(NYSE:BIO) and opTricon (Berlin, Germany)

▪	Bio-Rad Geenius™ System: HIV-1 and HIV-2 Confirmation
–	Multiplex DPP® Assay
–	Developed by Chembio
–	Licensed by Bio-Rad
–	Marketed/sold by Bio-Rad (ex-Brazil)

▪	Chembio DPP® Micro Reader: Improves Results & Data Mgmt.
–	Improves DPP ® Performance
–	Provides quantitative results
–	Standardizes result interpretation
–	Data capture, storage, transmission
–	Key features: Simple, Palm-Sized, Battery-Operated, Cost-Effective

See graphics

Slide 17

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

▪	DPP® Cancer Assay
–	Undisclosed Partner
–	Biomarkers to Detect Specific Form of Cancer
–	10uL Blood Sample, 20 Minute Test
–	Quantitative Result
–	In Development Phase
▪	DPP® TBI/Concussion Assay
–	Perseus Science Group, LLC
–	Biomarker to Detect TBI/Concussion
–	10uL Blood Sample, 20 Minute Test
–	Quantitative Result
–	In Development Phase
▪	DPP® FLU Immunostatus
–	CDC / Contractor
–	Identifies 9 Different Seasonal & Pandemic Flu
–	10uL Blood Sample, 20 Minute Test
–	In Development Phase

See graphics

Slide 18

Manufacturing Capabilities

United States (Chembio)
▪	High volume manufacturing capabilities
–	Current capacity: 20MM+ tests annually
▪	60,000 sq. ft. leased facilities
–	Medford, NY and Holbrook, NY
▪	Robust quality management system
–	Full compliance with regulatory requirements (FDA, USDA, WHO, ISO)
–	Expertise in manufacturing scale up, process validation and cGMP
▪	Number of employees: ~140

Malaysia (RVR)

▪	Completed license and technology transfer
▪	Completed contract manufacturing readiness
▪	Received initial regulatory approval for distribution of
Chembio's products into Malaysia
▪	Initiated plan to manufacture certain Chembio-branded products

Slide 19
Selected Financial Highlights

Six Months Ended (in 000's)
	June 30, 2016		June 30, 2015
Net Product Revenues	$7,951		$11,936
Total Revenues	$9,868		$12,947
Gross Margin	$4,746		$5,706
Loss from Operations	$(2,854)		$(1,773)
Net Loss	$(8,651	)*	$(1,311)
Cash (as of end of period)	$1,440	**	$1,564

* The net loss in the 2016 period includes a tax provision for the recording of a valuation allowance on the Company's deferred tax asset of $5,801,000.
**Company public offering of securities, closed August 3,2016, resulted, after expenses, in an additional approximately $12.5MM in net funds to the company.

Slide 20

Experienced Executive Leadership Team

Executive:  John J. Sperzel III,   President &CEO
Joined Chembio: 2014
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim

Executive:  Richard Larkin, CPA  Chief Financial Officer
Joined Chembio: 2003
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Joined Chembio: 2012
Previous Experience: 2009-2012, Sr. VP Scientific & Laboratory Services of Pall Corporation; 1991-2009 Pall Corporation

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Joined Chembio:  2000
Previous Experience: 1997-2000, Co-founder of Sinovus Biotech AB (Sweden), acquired by Chembio in 2000; 1993-1997 R&D Director of On-Site Biotech

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Joined Chembio: 2005
Previous Experience: 2000-2005, VP Quality & Regulatory of Biospecific Technologies Corp.; 1984-2000 United Biomedical Inc., Analytab Products Inc. and Eastern Long Island Hospital

Executive:  Michael Steele, VP Sales, Marketing and Business Development
Joined Chembio: 2012
Previous Experience: 2008-2011, VP Business Development of SeraCare Life Sciences; 1992-2008 Corautus Genetics, Life Therapeutics and Serologicals, Inc.

Executive:  Paul Lambotte, Ph.D, VP Product Development
Joined Chembio: 2014
Previous Experience: 2009 – 2014, President of PLC Inc.; 2009 – 2012 Chief Science Officer of Axxin Pty Ltd.; 2000-2009, VP of R&D and Business Development of Quidel, Inc.